As filed with the Securities Exchange Commission on September 5, 2003




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-07959



                              Advisors Series Trust
               (Exact name of registrant as specified in charter)



                            615 East Michigan Street
                               Milwaukee, WI 53202
               (Address of principal executive offices) (Zip code)



                                 Eric M. Banhazl
                              Advisors Series Trust
                       2020 East Financial Way, Suite 100
                               Glendora, CA 91741
                     (Name and address of agent for service)



                                 (414) 765-5344
               Registrant's telephone number, including area code



Date of fiscal year end: December 31, 2003
                         -----------------

Date of reporting period:  June 30, 2003
                           -------------

Item 1. Report to Stockholders.

                                CAPITAL ADVISORS
                                   GROWTH FUND
                               Semi-Annual Report
                                  June 30, 2003
                          CAPITAL ADVISORS GROWTH FUND

July 23, 2003

Dear Shareholder,

It is refreshing to report that your Fund was up for the quarter, year-to-date, and one-year periods ending June 30, 2003. The Fund advanced 15.87% in the second quarter; it rose 12.95% for the first half of the year; and it increased 6.46% for the trailing 12 months ended June 30, 2003.

Comparable figures for the S&P 500 Stock Index over the same time periods were +15.39%, +11.75%, and +0.25% respectively.

We are currently managing the Fund with the assumption that the bounce off the bottom of the bear market is over, but earnings-driven upside still remains. We don't expect a return to the roaring 1990s in the stock market, but many stocks appear to offer more than adequate upside potential for patient investors, even after the recent run-up in the stock market.

Our optimism for the near-term future rests in large part with an expectation for an improving economy. No one can ever know for sure, but prospects for respectable economic growth in the second half of 2003 appear better than at any time in the last three years. The combination of a one-percent Fed Funds rate and over $100 billion in tax cuts scheduled to kick-in throughout the second half of the year give us confidence in our relatively optimistic viewpoint.

The majority of these tax cuts go straight to consumers' pockets, helping to support the driving force behind two-thirds of economic activity. Adjusted withholding rates and $400 tax credits began in July. These two features alone will put an additional $85 billion into consumers' hands in the second half of the year. Also, since the tax cuts are retroactive to January 1, 2003, consumers should expect another surge in tax relief in the spring of 2004 as fatter than usual refund checks result from excessive withholding rates throughout the first half of 2003.

Some of this extra cash flow will no doubt go toward debt reduction and/or savings. But human nature being what it is, at least part of the tax relief should be used to buy stuff. We believe that as the world's largest retailer, Wal-Mart, can't help but be a beneficiary should such a trend happen. The Fund also owns shares in Best Buy, Family Dollar, Home Depot, Kohl's, and Pier 1 Imports, each of which appears to be executing a successful business model within a distinct subset of the retail trade.

Other positions in the Fund geared toward healthy consumer spending include Avon Products, Constellation Brands (imported beer, wine and distilled spirits), Ebay, and XM Satellite Radio.

                          CAPITAL ADVISORS GROWTH FUND

If consumers' excess cash goes toward savings rather than consumption, the Fund's exposure to financial services companies should benefit. Increased savings rates help American Express in two ways - first, through shrinking delinquency rates and fewer write-offs in its credit card portfolio, and second through rising assets under management at the company's money management subsidiary, American Express Financial Advisors.

Insurance broker Marsh & McLennan owns one of the largest institutional money management and mutual fund companies in Putnam Investments. Like the money management division at American Express, Putnam is positioned to benefit from both increasing savings rates, and rising financial asset prices.

The Fund is also exposed to the capital spending side of the economy through its ownership in leading technology companies like Cisco Systems, Dell Computer, IBM, Intel, Microsoft and Qualcomm. We believe the tech sector simply cannot experience a recovery without participation from these core providers.

The remainder of the Fund's portfolio is comprised of consistent growth stocks in the healthcare and commercial services industries, as well as three of the largest prime defense contractors in the country. Representative companies in the healthcare space include Amgen, Boston Scientific, Pfizer, Quest Diagnostics and Universal Health Services. The Fund's service companies include Affiliated Computer Services, CDW Corp., First Data and Sysco Corporation. The defense contractors in the Fund's portfolio are L-3 Communications, Lockheed Martin and Northrop Grumman.

The ten largest holdings in the Fund as of June 30, 2003 were as follows:

Security                   No. Shares   Cost/Share  Market/Share  Portfolio %
--------                   ----------   ----------  ------------  -----------
Best Buy                     12,100         38.59        43.92        4.8%
Microsoft                    20,000         39.10        25.61        4.6
Pfizer                       14,200         38.23        34.15        4.4
Marsh & McLennan              9,300         49.08        51.07        4.3
Intel                        20,860         41.22        20.81        3.9
Cisco Systems                26,000         13.59        16.69        3.9
Dell Computer                13,000         27.80        31.96        3.7
Family Dollar                10,700         32.78        38.15        3.7
Amgen                         6,100         42.93        66.44        3.6
Qualcomm                     10,930         89.20        35.75        3.5

Of the 32 common stocks held by the Fund as of June 30, 2003, the 10 largest holdings represented 40.4% of total assets.

                          CAPITAL ADVISORS GROWTH FUND

All of the companies owned by the Fund must clear three fundamental hurdles to remain in the portfolio. First, the valuation of each company's stock must remain attractive relative to alternatives in the market. We subject every stock the Fund owns to a multi-factor valuation model. The objective of the model is to arrive at an independent valuation judgment for every stock the Fund owns. Our valuation target is then screened against 10 years of historical data for each stock to serve as a reality check for our assumptions.

The second hurdle is an "Earnings Quality" screen. We track the quarterly revenue, receivables, inventory, net income, cash from operations, capital expenditures, and special charges for every stock in the Fund. By screening for discrepancies in the growth rates for each of these variables, we search for "red flags" that might suggest the use of aggressive accounting gimmicks, and/or outright fraud. While there are no silver bullets in investing, this discipline helped the Fund to avoid disasters like Adelphia, Enron and WorldCom in recent years.

The final hurdle relates to stock options. Data taken from the fine print of the annual reports from each of the companies the Fund owns is entered into a proprietary spreadsheet developed by Capital Advisors. The end result is a clear understanding of the potential dilution the Fund faces as an owner of these companies at various stock price triggers that may be reached in the future. We will not hold any company that does not share the rewards of its success fairly with its shareholders relative to management.

Taken as a whole, the 32 stocks in the Fund as of June 30, 2003 are growing their earnings at a pace of nearly 16 percent per annum, on average. These stocks were priced at 23 times estimated 2003 earnings as of the end of the second quarter. By comparison, the stocks that comprise the S&P 500 Stock Index have a long-term growth rate of around 6 percent in aggregate, and were priced at 19 times 2003 estimated earnings as of June 30. Opportunities to pay a modest valuation premium for above average company fundamentals are rare in the stock market. We believe the current environment represents just such an opportunity.

/s/ Richard E. Minshall             /s/Keith C. Goddard

Richard E. Minshall                 Keith C. Goddard, CFA
Chief Investment Officer            Portfolio Manager
Capital Advisors Growth Fund        Capital Advisors Growth Fund
Chairman, Capital Advisors, Inc.    President & CEO, Capital Advisors, Inc.

                          CAPITAL ADVISORS GROWTH FUND

As of June 30, 2003, the since inception (12/31/99) average annualized returns for the Fund and the S&P 500 Index were (16.51%) and (9.79%) respectively.

Performance figures for the Fund and Indices referenced represent past performance and are not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Richard E. Minshall and Keith C. Goddard, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indices are not available for direct investment and do not incur expenses.

Fund holdings are subject to change and should not be considered a recommendation to buy of sell a security. Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Fund is distributed by Quasar Distributors, LLC. 08/03

                          CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
   Shares    COMMON STOCKS: 99.15%                            Market Value
--------------------------------------------------------------------------------
             Aerospace/Defense: 6.63%
    6,000    L-3 Communications Holdings, Inc.*                $  260,940
    4,550    Lockheed Martin Corp.                                216,443
    3,000    Northrop Grumman Corp.                               258,870
                                                              -----------
                                                                  736,253
                                                              -----------
             Auto Store: 3.42%
    5,000    Autozone, Inc.*                                      379,850
                                                              -----------

             Biotechnology: 3.65%
    6,100    Amgen, Inc.*                                         405,284
                                                              -----------

             Building Materials & Supplies:  1.49%
    5,000    The Home Depot, Inc.                                 165,600
                                                              -----------

             Computer Hardware: 14.75%
   26,000    Cisco Systems, Inc.*                                 433,940
   13,000    Dell Computer Corp.*                                 415,480
   20,860    Intel Corp.                                          433,554
    4,300    International Business Machines Corp.                354,750
                                                              -----------
                                                                1,637,724
                                                              -----------
             Computer Software: 7.29%
   20,000    Microsoft Corp                                       512,200
    6,500    CDW Corp.*                                           297,700
                                                              -----------
                                                                  809,900
                                                              -----------
             Consumer Staples: 2.74%
    4,900    Avon Products, Inc.                                  304,780
                                                              -----------

             Consumer Non-Durables: 3.11%
   11,000    Constellation Brands, Inc. - Class A*                345,400
                                                              -----------

             E-Commerce: 3.47%
    3,700    eBay, Inc.*                                          385,466
                                                              -----------

             Financial Services: 7.70%
    9,100    American Express Co.                                 380,471
    9,300    Marsh & McLennan Companies, Inc.                     474,951
                                                              -----------
                                                                  855,422
                                                              -----------

See Notes to Financial Statements.

                          CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2003 (Unaudited), Continued
--------------------------------------------------------------------------------
   Shares                                                     Market Value
--------------------------------------------------------------------------------
             Food: 2.57%
    9,500    Sysco Corp.                                    $     285,380
                                                              -----------

             Healthcare Services: 2.28%
    6,400    Universal Health Services, Inc. - Class B            253,568
                                                              -----------

             Media: 2.59%
   26,000    XM Satellite Radio Holdings, Inc.*                   287,300
                                                              -----------

             Medical Instruments: 2.75%
    5,000    Boston Scientific Corp.*                             305,500
                                                              -----------

             Pharmaceuticals: 7.78%
    5,500    Eli Lilly and Company                                379,335
   14,200    Pfizer, Inc.                                         484,930
                                                              -----------
                                                                  864,265
                                                              -----------
             Retail Stores: 16.31%
   12,100    Best Buy Co., Inc.*                                  531,432
   10,700    Family Dollar Stores, Inc.                           408,205
    6,000    Kohl's Corp.*                                        308,280
   12,600    Pier 1 Imports, Inc.                                 257,040
    5,700    Wal-Mart Stores, Inc.                                305,919
                                                              -----------
                                                                1,810,876
                                                              -----------
             Research - Commercial: 2.07%
    3,600    Quest Diagnostics, Inc.*                             229,680
                                                              -----------

             Technology - Data Processing: 5.03%
    7,400    Affiliated Computer Services - Class A*              338,402
    5,300    First Data                                           219,632
                                                              -----------
                                                                  558,034
                                                              -----------
             Wireless Communications:     3.52%
   10,930    QUALCOM, Inc.                                        390,748
                                                              -----------

             Total Common Stocks (Cost $12,496,761)           $11,011,030
                                                              -----------

See Notes to Financial Statements.

                          CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2003, (Unaudited) Continued
--------------------------------------------------------------------------------
   Principal
    Amount        SHORT-TERM INVESTMENTS:0.98%               Market Value
--------------------------------------------------------------------------------

   109,189   SEI Daily Income Trust - Government B
             (Cost $109,189)                                $     109,189
                                                              -----------

             Total Investments in Securities
             (Cost $12,605,950): 100.13%                       11,120,219
             Liabilities in Excess of
             Other Assets: (0.13)%                                (14,718)
                                                              -----------
             Net Assets: 100.00%                              $11,105,501
                                                              ===========


* Non-income producing security.

See Notes to Financial Statements.

                   CAPITAL ADVISORS GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
     Investments in securities, at value
     (identified cost $12,605,950)                            $11,120,219
     Receivables
         Dividends and interest                                     1,551
     Prepaid expenses                                               7,569
                                                              -----------
              Total assets                                     11,129,339
                                                              -----------

LIABILITIES
     Payables
         Distribution fees                                          8,298
         Administration fees                                        2,466
         Due to advisor                                             1,343
         Due to custody                                                59
     Accrued expenses                                              11,672
                                                              -----------
              Total liabilities                                    23,838
                                                              -----------

NET ASSETS                                                    $11,105,501
                                                              ===========


Net asset value, offering and redemption price per share
[$11,105,501 / 1,044,130 shares outstanding;
unlimited number of shares (par value $0.01) authorized]           $10.64
                                                                   ======

COMPONENTS OF NET ASSETS
     Paid-in capital                                          $22,561,404
     Undistributed net investment loss                            (39,441)
     Accumulated net realized loss on investments              (9,930,732)
     Net unrealized depreciation on investments                (1,485,730)
                                                              -----------
              Net assets                                      $11,105,501
                                                              ===========


See Notes to Financial Statements.

                          CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME
     Income
         Dividends                                          $      36,330
         Interest                                                     643
                                                              -----------
              Total Income                                         36,973
                                                              -----------
     Expenses
         Advisory fees (Note 3)                                    38,232
         Distribution Fees (Note 4)                                12,744
         Administration fees (Note 3)                              14,876
         Fund accounting fees                                       8,634
         Professional fees                                         13,367
         Transfer agent fees                                        6,920
         Registration fees                                          4,070
         Trustee fees                                               2,976
         Miscellaneous                                              1,790
         Custody fees                                               2,205
         Shareholder Reporting                                      2,606
         Insurance                                                    922
                                                              -----------
             Total expenses                                      109,342
              Less: advisory fee waiver (Note 3)                 (32,928)
                                                              -----------
              Net expenses                                         76,414
                                                              -----------
                  Net investment loss                            (39,441)
                                                              -----------

REALIZED AND UNREALIZED GAIN / (LOSS)
ON INVESTMENTS
     Net realized gain from security transactions                  29,983
     Net change in unrealized appreciation on investments       1,267,792
                                                              -----------
         Net realized and unrealized gain on investments        1,297,775
                                                              -----------
              Net Increase in Net Assets
              Resulting from Operations                        $1,258,334
                                                              ===========


See Notes to Financial Statements.

                          CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                               Six Months Ended    Year Ended
                                                 June 30, 2003     December 31,
                                                 (Unaudited)          2002
--------------------------------------------------------------------------------
NET INCREASE IN ASSETS FROM:
OPERATIONS
     Net investment loss                        $      (39,441)    $   (103,854)
     Net realized gain / loss
     from security transactions                         29,983       (3,637,756)
     Net change in unrealized
     appreciation / (depreciation)
     on investments                                  1,267,792         (821,621)
                                                --------------     ------------
         Net increase in net assets
         resulting from operations                   1,258,334       (4,563,231)
                                                --------------     ------------

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
     Net (decrease) in net assets derived from
     net change in outstanding shares (a)             (472,649)      (1,123,433)
                                                --------------     ------------
         Total increase / decrease in net assets       785,685       (5,686,664)
                                                --------------     ------------

NET ASSETS
Beginning of period                                 10,319,816       16,006,480
                                                --------------     ------------
End of period                                      $11,105,501      $10,319,816
                                                ==============     ============


(a) A summary of share transactions is as follows:

                      Six months Ended
                       June 30, 2003                   Year Ended
                        (Unaudited)                December 31, 2002
                      -----------------            ------------------
                      Shares    Paid in Capital   Shares     Paid in Capital
                      ------    ---------------   ------     ---------------
Shares sold            103,044    $ 1,011,857      144,407      $ 1,563,342
Shares redeemed      (154,773)    (1,484,506)    (266,956)      (2,686,775)
                     ---------    -----------    ---------      -----------
Net (decrease)        (51,729)    $ (472,649)    (122,549)     $(1,123,433)
                     =========    ===========    =========     ============


See Notes to Financial Statements.

                          CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period

----------------------------------------------------------------------------------------------

                                         Six Months       Year          Year          Year
                                            Ended        Ended          Ended        Ended
                                       June 30, 2003  December 31,  December 31,  December 31,
                                         (Unaudited)      2002          2001          2000
----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                      $ 9.42        $13.14       $17.30       $20.00
                                          -------       -------      -------       ------
Income from investment operations:
     Net investment loss                    (0.04)        (0.09)       (0.13)       (0.16)
     Net realized and unrealized loss
     on investments                          1.26         (3.63)       (4.03)       (2.54)
                                          -------       -------      -------       ------
Total from investment operations             1.22         (3.72)       (4.16)       (2.70)
                                          -------       -------      -------       ------

Net asset value, end of period             $10.64        $ 9.42       $13.14       $17.30
                                          =======       =======      =======       ======
Total return                                12.95%       (28.31%)     (24.05%)     (13.50%)

Ratios/supplemental data:
Net assets, end of period (thousands)     $11,106       $10,320      $16,006      $17,191
Ratio of expenses to average net assets:
     Before expense reimbursement            2.14%         1.90%        1.82%        1.75%
     After expense reimbursement             1.50%         1.50%        1.50%        1.49%
Ratio of net investment
  loss to average net assets
     After expense reimbursement             0.77%        (0.83%)      (1.08%)      (1.12%)
Portfolio turnover rate                     31.98%        61.66%       58.16%       49.39%

See Notes to Financial Statements.

                          CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Capital Advisors Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund began operations on January 1, 2000. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ official closing price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ
     National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are

                          CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2003 (Unaudited), Continued
--------------------------------------------------------------------------------

     recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended June 30, 2003, Capital Advisors, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended June 30, 2003, the Fund incurred $38,232 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years

                          CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2003 (Unaudited), Continued
--------------------------------------------------------------------------------

and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2003 the Advisor reduced its fees and absorbed Fund expenses in the amount of $32,928; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $166,321 at June 30, 2003. Cumulative expenses subject to recapture expire as follows:

Year                  Amount
----                  ------
2005                  $ 83,528
2006                    82,793
                      --------
                      $166,321
                      ========

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                              Fee rate
----------------                              --------
Less than $15 million                         $30,000
$15 million to less than $50 million          0.20% of average daily net assets
$50 million to less than $100 million         0.15% of average daily net assets
$100 million to less than $150 million        0.10% of average daily net assets
More than $150 million                        0.05% of average daily net assets

     Quasar  Distributors,  LLC (the "Distributor") acts as the Fund's principal
underwriter  in  a  continuous  public  offering  of  the  Fund's  shares.   The
Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers of the Administrator and the Distributor.

                          CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2003 (Unaudited), Continued
--------------------------------------------------------------------------------

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the six months ended June 30, 2003, the Fund paid the Distribution Coordinator $12,744.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 2003, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $3,253,583 and $3,676,181 respectively.

NOTE 6 - INCOME TAXES

     Net realized losses differ for financial statements and tax purposes due to differing treatments for wash sale losses deferred, losses realized subsequent to October 31 on the sale of securities, and net operating losses.

      As of December 31, 2002, the Fund's most recent fiscal year end, the components of net assets on a tax basis were as follows:

Cost of investments for tax purposes                             $13,090,741
                                                               -------------
Gross tax unrealized appreciation                                    706,483
Gross tax unrealized depreciation                                 (3,460,006)
                                                               -------------
Net tax unrealized depreciation                                $  (2,753,523)
                                                               =============

     The Fund had a capital loss carryforward of $9,710,811 at December 31, 2002 which expires as follows:

Year                                    Amount
----                                    ------
2010                                   $6,640,280
2009                                    2,986,224
2008                                       84,307
                                       ----------
                                       $9,710,811
                                       ==========


     In addition the Fund has elected to defer post-October capital losses of $249,903 and treat such losses as arising on January 1, 2003.

                                     Advisor
                             Capital Advisors, Inc.
                                320 Boston Street
                              Tulsa, Oklahoma 74103

                                   Distributor
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                    Custodian
                                 U.S. Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-866-205-0523

                                  Legal Counsel
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                         San Francisco, California 94105

                         Independent Public Accountants
                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                        Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.


Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.


Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.


Item 5. Audit Committee of Listed Registrants.

Not applicable.


Item 6. [Reserved]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.


Item 8. [Reserved]


Item 9. Controls and Procedures.

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.


Item 10. Exhibits.

(a) Any code of ethics or amendment thereto. Not applicable to semi-annual reports.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) Advisors Series Trust

         By (Signature and Title)/s/   Eric M. Banhazl
                                 -----------------------------------
                                       Eric M. Banhazl, President

         Date September 4, 2003
              -----------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         (Registrant) Advisors Series Trust

         By (Signature and Title) /s/      Douglas G. Hess
                                  --------------------------------------
                                           Douglas G. Hess, Treasurer

         Date August 27, 2003
              ---------------